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                                                                    EXHIBIT 5.20

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE: NOVAGOLD RESOURCES INC. (THE "COMPANY")
    REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Paul Anthony John Hosford, hereby consent to the use of my name in connection with references to my involvement in the preparation of a technical report entitled "Preliminary Economic Assessment for the Galore Creek Gold-Silver-Copper Project" dated August 2004 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Paul Anthony John Hosford

Paul Anthony John Hosford, P. Eng.
Project Manager

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January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE: NOVAGOLD RESOURCES INC. (THE "COMPANY")
    REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Paul Anthony John Hosford, hereby consent to the use of my name in connection with references to my involvement in the preparation of a technical report entitled "NovaGold Resources Inc. - Updated Preliminary Economic Assessment for the Galore Creek Project" dated October 21, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Paul Anthony John Hosford

Paul Anthony John Hosford, P. Eng.
Project Manager